UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2019

CPS TECHNOLOGIES CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-16088	04-2832509
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
111 South Worcester Street, Norton, Massachusetts		02766
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		508-222-0614

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4( c)) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section(b) of the Act:

       Title of Each Class                    Trading Symbol(s)                  Name of Each Exchange on Which Registered

Common Stock, $0.01 par value             CPSH                                        NASDAQ Capital Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). [ ] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01      Entry into Material Definitive Agreement.

On September 25, 2019, CPS Technologies Corporation (“Company”) entered into a three year Credit and Security Agreement (“Agreement”) with The Massachusetts Business Development Corporation (“Lender”) providing for a $2.5 million line of credit (“Credit Line”). The Agreement replaces the $1.25 million credit facility with Santander Bank, due to expire on September 30, 2019.

Borrowings under the Credit Line are limited to the lesser of $2.5 million or 80% of eligible accounts receivable. Eligible accounts receivable include materially all accounts receivable reduced for certain past due balances and certain classes of customers not included in the Company’s current customer base. Until a financial covenant is met regarding 2019 financial results, as described in the Agreement, total availability under the Credit Line is reduced by $500 thousand.

The Credit Line bears interest at the rate of LIBOR plus 6.50% and is secured by substantially all of the assets of the Company. The Lender may modify the terms of this Agreement at any time and at its sole discretion, including the ability to demand immediate repayment of any amounts due. The Credit Line includes a financial covenant requiring the company to meet quarterly income/loss targets provided at least on an annual basis by the Company for the following year.

The Company issued a press release relating to the Agreement on September 25, 2019; the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

The summary of certain terms of the Agreement in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the complete text of such Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03       Creation of a Direct Financial Obligation or an Obligation under OFF Balance Sheet Arrangement of a Registrant.

The information regarding the Company’s entry into the Agreement provided under Item 1.01 above is hereby incorporated by reference.

Item 9.01      Financial Statements and Exhibits

(d) Exhibits.

EXHIBIT NUMBER          DESCRIPTION

99.1                                Press release relating to this Agreement on September 25, 2019.

10.1                              CREDIT AND SECURITY AGREEMENT BY AND BETWEEN CPS TECHNOLOGIES                                      CORP. AND THE MASSACHUSETTS BUSINESS DEVELOPMENT CORPORATION

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CPS Technologies Corporation (Registrant)
Date: September 26, 2019	/s/ Charles K. Griffith, Jr. Charles K. Griffith Jr. Chief Financial Officer